SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8 - K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event Reported) : September 5, 2003


                              CIT RV Trust 1996 - B
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     0 - 28744                                       52 - 2005294
(Commission File Number)                  (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                           07039-5703
(Address of principal executive offices and zip code)            (Zip Code)

Registrants' telephone number, including area code: (973) 740 -5000

                                       N/A
          (Former name or former address, if changed since last report)

                                Explanatory Note


The Registrant is filing this amendment to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 5, 2003, for the sole purpose of adding the conformed signature.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                            THE CIT GROUP / SALES FINANCING,
                                            INC.,  as Servicer

                                            By: /s/ Barbara Callahan
                                               ---------------------
                                            Name:    Barbara Callahan
                                            Title:   Vice President


Dated:   September 23, 2003